EXHIBIT 99.1

PUMA GLOBAL TRUST NO. 4 QUARTERLY SERVICING REPORT
IN RESPECT OF THE QUARTERLY PERIOD FROM 19 AUGUST 2003 TO 13 OCTOBER 2003

NOTE INFORMATION

	Class A Notes	A$ Class B Notes

Original Principal Balance of each class of Note at the time of their issue	US$1,200,000,000	A$57,500,000

Principal Balance of each class of Note at the end of the immediately preceding Quarterly Payment Date	US$1,200,000,000	A$57,500,000

Amount to be applied towards payment of principal on each class of Note on this Quarterly Payment Date	US$0	A$0

Principal Balance of each class of Note after payments referred to above have been applied	US$1,200,000,000	A$57,500,000

Note Factor at the end of the Quarterly Payment Date	1.000000000	1.000000000

Amount to be applied towards payment of interest on each class of Note on this Quarterly Payment Date	US$2,441,712	A$501,244

LIBOR / BBSW in respect of this quarterly period	1.11806%	4.8318%

Rate of interest payable on each class of Note in respect of this quarterly period	1.30806%	5.6818%

A$ REDRAW NOTES AND A$ SUBORDINATED NOTES

As at 2 October 2003 no A$ Redraw Notes or A$ Subordinated Notes have been issued

REDRAW FACILITY

Redraw Facility Principal at the commencement of this Quarterly Payment Date	A$250,000
Redraw Facility Principal at the end of this Quarterly Payment Date	A$250,000
Redraw Facility Principal repaid during the quarterly period	A$0
Aggregate Subordinate Funded Further Advance Amounts in relation to the Quarterly Payment Date	A$7,261
Interest paid on Redraw Facility Principal during the quarterly period	A$1,808

PRINCIPAL CASH BALANCE IN AUD

Principal Cash Balance at the commencement of this Quarterly Payment Date	A$9,508,270

Principal Cash Balance at the end of this Quarterly Payment Date	A$9,508,270

INCOME RESERVE IN AUD

Income Reserve at the commencement of this Quarterly Payment Date	A$0
Income Reserve at the end of this Quarterly Payment Date	A$0

COLLECTION INFORMATION IN AUD

Collections (1) held by the Trustee in relation to this Quarterly Payment Date	A$28,155,589
Less : Principal Cash Balance at the end of the Quarterly Payment Date	A$9,508,270
Less : Income Reserve at the end of the Quarterly Payment Date	A$0

Collections (other than Principal Cash Balance and Income Reserve) at the end of the Quarterly Payment Date	A$18,647,319
Less : Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$0
Less : Collections to be applied towards payment of Expenses of the Trust in respect of this quarterly period	A$18,647,319

Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$0

Principal Collections (net of redraws) in relation to this Quarterly Payment Date	A$70,330,536
Less : Principal Collections applied or retained by the Trust to be applied towards the acquisition of substitute housing loans	A$70,330,536
Less : Principal Collections to be applied towards repayment of Redraw Facility
Principal on the Quarterly Payment Date	A$0

Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$0

(1)	The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws

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PUMA GLOBAL TRUST NO. 4 QUARTERLY SERVICING REPORT IN RESPECT OF
THE QUARTERLY PERIOD FROM 19 AUGUST 2003 TO 13 OCTOBER 2003 (continued)

PRE-FUNDING POOL INFORMATION IN AUD

	Number of Housing Loans	Aggregate Principal Balance	Weighted Average Interest	Amount Remaining in the Pre-
	Acquired	of Housing Loans Acquired	Rate Payable on the	Funding Pool at the end of the
			Housing Loans Acquired	Pre-Funding Period and added
to Collections

Details of the housing loans acquired using pre-funding pool amounts	1,939	A$432,171,896	6.4135%	A$119

HOUSING LOAN POOL INFORMATION IN AUD

	Number of Housing Loans	Number of Housing Loan	Maximum Current Housing	Minimum Current Housing
		Accounts	Loan Balance	Loan Balance

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	9,500	11,149	A$1,050,000	A$0

	Weighted Average Original	Maximum Original	Total Valuation of the
	Loan-to-Value Ratio	Loan-to-Value Ratio	Security Properties

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	74.85%	95.00%	A$3,049,470,470

	Outstanding Balance of	Outstanding Balance of Fixed	Outstanding Balance of	Average Current Housing
	Housing Loans	Rate Housing Loans	Variable Rate Housing	Loan Balance
Loans

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	A$1,892,145,208	A$98,822,092	A$1,793,323,116	A$199,173

	Maximum Remaining Term	Weighted Average Remaining	Weighted Average
	To Maturity	Term to Maturity	Seasoning

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	360 months	348 months	12 months

FURTHER ADVANCE INFORMATION IN AUD

Aggregate amount of Further Advances (not being subordinated further advances) made during the period	A$0

DELINQUENCY INFORMATION

As at the opening of business on September 1, 2003.

	Number of Housing Loans	Percentage of Pool by number	Outstanding Balance of the	Percentage of Pool by
		Applicable Delinquent Housing	Outstanding Balance of
		Loans	Housing Loans

30 - 59 days	18	0.16%	A$5,083,525	0.27%
60 - 89 days	0	0.00%	A$0	0.00%
90 - 119 days	0	0.00%	A$0	0.00%
Greater than 120 days	0	0.00%	A$0	0.00%

Total Arrears	18	0.16%	A$5,083,525	0.27%

MORTGAGE INSURANCE CLAIMS INFORMATION

Details provided are in respect of the period since the Closing Date to the opening of business on September 1, 2003.
Amount of mortgage insurance claims made:	A$0
Amount of mortgage insurance claims paid:	A$0
Amount of mortgage insurance claims pending:	A$0
Amount of mortgage insurance claims denied:	A$0

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